Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE N/A	Page 1 of 10

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO	5. PROJECT NO. (If applicable)
0007	See Block 16C	OS8873	N/A

6. ISSUED BY CODE	N/A	7. ADMINISTERED BY (IF OTHER THAN ITEM 6) CODE	N/A
U.S. DEPT OF HEALTH & HUMAN SERVICES		See Block 6
OS\ASPR\BARDA
330 INDEPENDENCE AVE SW, ROOM G640
WASHINGTON, D.C. 20201

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and ZIP Code)		☐	9A. AMENDMENT OF SOLICITATION NO.
Human Genome Sciences, Inc.
14200 Shady Grove Road
Rockville, Maryland 20850-7464			9B. DATED (SEE ITEM 11)

TEL. 301/309.8504		☒	10A. MODIFICATION OF CONTRACT/ORDER NO.
DUNS: 797057437			HHSO100200500006C
TIN: 223178468

CODE: N/A	FACILITY CODE: N/A		10B. DATED (SEE ITEM 13) 9/23/2005

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers☐ is extended,☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning            copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment, you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12. ACCOUNTING AND APPROPRIATION DATA (If Required)
Appropriation: 75-70-0513-0714-001; Fiscal Year: 2009; CAN: 1993419; Object Class: 26201; Amount +$151,847,100.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

☒	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Bilateral Modification at the Mutual Agreement of the Parties.

☐	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor     ☐      is NOT ☒       is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
The purpose of this modification is to order additional doses of Raxibacumab (ABthraxTM) and to add conditions to the Contract.
Total contract value increases by $151,847,100 from $176,211,724 to $328,058,824.
Total funding allotted to the contract increases by $151,847,100 from $176,211,724 to $328,058,824.
Contract expiration date changes by 831 days from 22 September 2010 to 31 December 2012.
[Description continues on the next page; remainder of this page intentionally left blank.]
Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER			16A. NAME AND TITLE OF CONTRACTING OFFICER

James H. Davis – Exec VP			[ * * * ]

15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA		16C. DATE SIGNED

BY	/s/ James H. Davis	17 Jul 09	BY	/s/ [ * * * ]	17 Jul 09

	(Signature of person authorized to sign)			(Signature of Contracting Officer)

NSN 7540-01-152-8070	STANDARD FORM 30 (REV. 10-83)
Previous Edition Unusable	Prescribed by GSA FAR (48 CFR) 53.243

[ * * * ]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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[CONTINUATION OF BLOCK 14 OF SF 30]
     This Modification No. 0007 to Contract No. HHSO100200500006C (this “Modification”), entered into and made effective as of the date imprinted in Block 16C of the Standard Form 30, is by and between the UNITED STATES OF AMERICA, represented by the Department of Health and Human Services, Biomedical Advanced Research and Development Authority (the “Government” or “USG”), and HUMAN GENOME SCIENCES, INC., a Delaware company, with a principal place of business located at 14200 Shady Grove Road, Rockville, Maryland 20850 (“HGS” or the “Contractor”) (USG and HGS hereinafter each being referred to as a “Party,” and collectively being referred to as the “Parties”), who jointly agree to be bound by the terms and conditions hereof,
     WITNESSETH THAT,
     WHEREAS, HGS is a biopharmaceutical company that produces Raxibacumab (ABthrax™), which is a human monoclonal antibody that specifically targets and blocks Bacillus anthracis protective antigen; and
     WHEREAS, USG desires to purchase and stockpile therapeutic products to treat persons with inhalational anthrax disease; and
     WHEREAS, USG desires to maintain manufacturing facilities for anthrax therapeutic products in compliance with current Good Manufacturing Practices; and
     WHEREAS, USG and HGS are Parties to an existing contract, which contract is identified in Block 10 of the Standard Form 30 (the “Contract”), originally awarded on 23 September 2005 for the purposes of supplying the Strategic National Stockpile (“SNS”) with a therapeutic product to treat inhalational anthrax disease; and
     WHEREAS, HGS delivered 20,001 doses of Raxibacumab (ABthrax™) to the SNS between 29 January 2009 and 5 May 2009 in satisfaction of the quantity theretofore ordered under Contract Line Item Number (CLIN) 0003A; and
     WHEREAS, HGS submitted a Biologics License Application on 13 May 2009 to the Center for Drug Evaluation and Research in the Food and Drug Administration for the purposes of requesting permission to introduce Raxibacumab (ABthrax™) into interstate commerce; and
     WHEREAS, USG and HGS wish to modify the Contract to require HGS to furnish additional doses of Raxibacumab (ABthrax™) under such conditions as are more specifically hereinafter set forth.
     NOW, THEREFORE, in consideration of the mutual promises and other good and valuable consideration contained herein, the receipt and sufficiency of which is hereby acknowledged, each Party, intending to be legally bound, hereby agrees as follows:
     1. Contract section B.6 entitled Contract Line Item Numbers (CLINs) is changed by adding the following to the end of the table:
     Definitions: “CLIN” shall mean Contract Line Item Number; “Qty” shall mean Quantity; “U/I” shall mean Unit of Issue; “NTE” shall mean Not-to-Exceed; “NSP” shall mean Not Separately Priced.

				Unit	Extended
CLIN	Item Description	Qty	U/I	Price	Value
0009	Raxibacumab (ABthrax™)	15,000	Doses	[ * * * ]	[ * * * ]
	This is a firm-fixed price line item.

0010	Raxibacumab (ABthrax™)	15,000	Doses	[ * * * ]	[ * * * ]
	This is a firm-fixed price line item

0011	Raxibacumab (ABthrax™)	15,000	Doses	[ * * * ]	[ * * * ]
	This is a firm-fixed price line item.

[ * * * ]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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				Unit	Extended
CLIN	Item Description	Qty	U/I	Price	Value
0012	Re-labeling of Raxibacumab (ABthrax™)	NTE	Doses	[ * * * ]	[ * * * ]
	stored in SNS from investigative material	45,000
	to FDA-licensed product.

0013	FDA-licensure of Raxibacumab (ABthrax™)	15,000	Doses	[ * * * ]	[ * * * ]
	This is a firm-fixed price line item.

0014	FDA-licensure of Raxibacumab (ABthrax™)	15,000	Doses	[ * * * ]	[ * * * ]
	This is a firm-fixed price line item.

0015	FDA-licensure of Raxibacumab (ABthrax™)	15,000	Doses	[ * * * ]	[ * * * ]
	This is a firm-fixed price line item.
[End of Paragraph 1]
     2. Contract part I entitled The Schedule is changed by adding the following conditions to the stated sections:
B.8.1. Regulatory Fees. The contract price is inclusive of all regulatory fees, including, but not limited to, the BLA Submission User Fee costs associated with the Prescription Drug User Fee Act (PDUFA) for submittal of a BLA to FDA.
B.8.2. People in Plant. The USG may place, for a duration of its choosing, one or two persons in the Contractor’s facility (including the facilities of the current fill/finish subcontractor (the “Fill/Finish Subcontractor”), if permitted by Contractor’s agreement with such subcontractor) during manufacturing of the Products (as defined below) with a five (5) business day advance notice to Contractor. The People in Plant will observe, verify, and survey Contractor’s performance, environment and adherence to the Scope of Work and applicable regulations under this contract. Contractor shall use its best efforts to include the terms and conditions of this clause in the fill/finish subcontract, so that these terms and conditions will be binding upon such subcontractor; provided that “best efforts” as used hereunder does not require Contractor to engage a replacement fill/finish subcontractor if the Fill/Finish Subcontractor refuses to incorporate such terms and conditions in its contract with Contractor.
B.8.3. Site Visits, Audits, & Collection of Samples.
     B.8.3.1. At the sole discretion of the USG, and independent of testing conducted by Contractor, the USG (or contractor(s) retained by USG) may conduct site visits, audits, and sample collections of any material, intermediates, work-in-process material, bulk drug substance or Products at the facilities of Contractor or the Fill/Finish Subcontractor (if permitted by Contractor’s agreements with such subcontractor) or in the Strategic National Stockpile (“SNS”); provided that USG provides a five (5) business day advance written notice; provided further that any requirement for notice shall not apply in the event of an emergency as determined by the USG. Contractor shall furnish all information, facilitation, and assistance necessary to allow for safe and convenient site visits, audits, and sample collections. Contractor shall, at its sole expense, take all corrective action in a timely manner necessary to develop, modify, and maintain its systems, plans and procedures in accordance with the USG’s requirements. Contractor shall use its best efforts to include the terms and conditions of this clause in the fill/finish subcontract, so that these terms and conditions will be binding upon such subcontractor; provided that “best efforts” as used hereunder does not require Contractor to engage a replacement fill/finish subcontractor if the Fill/Finish Subcontractor refuses to incorporate such terms and conditions in its contract with Contractor.
     B.8.3.2. Site visits, audits, and sample collections may include, but are not limited to, the following areas: shipping, security, regulatory, quality, GMP/GLP/GCP compliance, facilities, storage, records, testing, and manufacture.
B.8.4. Timely Manufacture. In the event of a termination for convenience or Change, no claim for reimbursement by Contractor will be allowed for any manufacture or procurement in advance of Contractor’s normal flow time unless there has been prior written consent by the Contracting Officer.
B.8.5. Product Replacement. Product accepted by the USG, but that later falls into any of the following three categories, shall be replaced by Contractor at no cost to the USG.

[ * * * ]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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     (a) Product does not meet any specified label claims, fails release testing, or does not meet at a minimum a twenty-four (24) month expiry period.
     (b) Product is deemed to be recalled for any reason, as outlined in Product Recalls, Including Removals and Corrections published by U.S. Department of Health and Human Services, Food and Drug Administration, Office of Regulatory Affairs; or based upon Chapter 7 of the Regulatory Procedures Manual of March 2007.
     (c) Product is different from the final FDA-approved or licensed product.
B.8.6. Access to Documentation. The USG shall have physical and electronic access, upon request, to all documentation and data generated during this contract, including but not limited to: all Contractor efforts; communications and correspondence with regulatory agencies and bodies to include all audit observations, inspection reports, and all Contractor’s commitments and responses. At the request of the USG, the Contractor shall provide all information of this nature generated under previous USG-funded efforts.
C.6. Storage and cGMP Stability Programs. Contractor shall store the products listed in paragraphs (a), (b), and (c) below (the “Products”) in a U.S. facility and, in consultation with FDA and CDC, establish, perform, and maintain separate stability programs for each of the Products for a minimum of sixty (60) months beginning on the date of lot release pursuant to FDA cGMP storage and stability guidelines and requirements. Contractor stability programs shall be designed and implemented to maximize the quality and useful life of the Products.
     (a) Bulk Drug Substance (“BDS”)
     (b) Final Drug Product (“FDP”)
     (c) FDA-licensed Product
C.7. Labeling.
          C.7.1. Contractor shall develop a labeling strategy in consultation with FDA and CDC that transitions FDP labels from IND to licensed product. The labeling strategy shall be submitted to FDA/CDER for its complete review and concurrence.
          C.7.2. For additional information on labeling, Contractor should consult the interim final rule “Exceptions or Alternatives to labeling Requirements for Products held by the Strategic National Stockpile,” which document was published in the Federal register as Docket No. 2006N-0466 on December 28, 2007, available at http://edocket.access.gpo.gov/2007/pdf/e7-25165.pdf. Contractor understands that an interim rule is open to public comment and future modification by the USG.
C.8. Government Contractors. To the extent required for performance of the contract, the Contractor shall fully cooperate with other USG contractors in the execution of this contract as directed by the Contracting Officer, excluding other contractors that manufacture an anthrax antitoxin, provided the USG takes all reasonable steps to protect confidential and proprietary information in accordance with all applicable laws and regulations. USG anticipates that Contractor may receive information and/or material that are confidential and proprietary to private entities directly from those private entities in order to fulfill the requirements in this contract. As the Contracting Officer deems necessary, the Contracting Officer may direct Contractor to promptly negotiate appropriate agreements with the private entities governing the use of such information and material in accordance with this contract, other applicable agreements, and applicable law; provided that Contractor is not required to enter into such agreements if such private entities refuse to do so. Any such agreements must be submitted to the Contracting Officer for review prior to their execution.
D.2. Packaging of Product. Contractor shall package any Product for delivery under this Contract in accordance with FDA-approved labeling and packaging for the Product. Packaging shall be designed to promote, maximize, and maintain product quality during long-term temperature-controlled storage at the SNS.

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F.4. Batch Records. Contractor shall provide all batch records for the FDP lots manufactured under this contract to the Contracting Officer upon demand.
F.5. Product Transport and Delivery.
     F.5.1. BARDA must approve all plans and standard operating procedures related to the transport, delivery and acceptance of Product prior to delivery of FDP to the SNS. Such plans and procedures include, but are not limited to: qualification and validation plans for temperature-controlled packaging of Product to ensure it meets the acceptance criteria before delivery to the SNS; qualification of vehicles and shipping procedures, instructions, choice of temperature recording methods and procedures for handling deviations and excursions.
     F.5.2. Contractor shall, at its sole expense, take all corrective action necessary to develop, modify, and maintain its product transport and delivery plans and procedures in accordance with the USG’s requirements.
F.6. Interactions with Regulatory Agencies. The obligations set forth in this paragraph shall apply with respect to interactions with regulatory agencies.
     (a) The Contractor shall prepare and submit initial draft minutes and final accepted minutes of all informal and formal meetings with U.S. regulatory agencies, to include FDA, to BARDA.
     (b) The Contractor shall forward the dates and times of all scheduled meetings with U.S. regulatory agencies, to include FDA, to BARDA and make arrangements for appropriate BARDA staff to attend such U.S. regulatory agencies meetings in person and via teleconference.
     (c) The Contractor shall provide BARDA the opportunity to review and comment upon any documents to be submitted to U.S. regulatory agencies with the exception of documents that are administrative in nature. The Contractor shall provide BARDA with three (3) business days, or such shorter period as may be practicable in time-sensitive situations, to review and provide comments to the Contractor prior to its submittal to U.S. regulatory agencies.
     (d) The Contractor shall furnish all findings of U.S. regulatory agencies inspections, including FDA form 482 and 483 inspection notice and observations and Establishment Inspection Reports (EIR) pertinent to the contract, to BARDA within forty-eight (48) hours of receipt.
     (e) The Contractor shall notify the USG of all site visits/audits by U.S. regulatory agencies, including FDA, within twenty-four (24) hours of agency personnel’s arrival.
     (f) The Contractor shall forward the dates and times of all unscheduled meetings with U.S. regulatory agencies, including FDA, within twenty-four (24) hours of such meetings.
F.7. Inventory Reports. The Contractor shall provide the USG with monthly inventory reports of all BDS and FDP in storage. Inventories reported shall be current as of the last working day of the month, and submitted within fifteen (15) days following the end of said month, unless otherwise directed by the Contracting Officer. The report shall provide the following information for each lot:
     (a) Lot Number
     (b) Anticipated, or actual FDA-approved, Expiration Date, as applicable
     (c) Number of Doses
F.8. Timely Delivery of FDP. Contractor shall only deliver FDP that was filled/finished and packaged no longer than six (6) months prior to said delivery.
F.9. Shipping Temperature Monitoring Devices. Contractor shall furnish and utilize temperature monitoring devices in all shipments of FDP to the SNS. Contractor must only furnish and utilize temperature monitoring devices that are compatible with the temperature monitoring hardware and software at any SNS location. Contractor understands and agrees

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that each SNS location may use different temperature monitoring hardware and software. Contractor further understands and agrees that the SNS may change the temperature monitoring hardware and software at anytime without notice to Contractor.
F.10. Timely Delivery. Unless advance shipment has been authorized in writing by the Contracting Officer, the USG may store at Contractor’s expense, or return, shipping charges collect, all Products received in advance of the scheduled delivery date.
F.11. Dates for FDP Delivery. Contractor shall deliver FDP according to the schedule and limitations set forth in the table below; provided that Contractor may deliver a variation in Quantity of Doses of plus or minus (+/-) 20% of the stated Quantity of Doses on each Delivery Date; provided further that no more than 15,000 doses shall be delivered and invoiced under each CLIN. Except as otherwise authorized by this Contract, in no event shall more than 45,000 doses be delivered and invoiced under this Contract. The number of deliveries to the SNS shall not exceed three (3) per calendar quarter; provided that deliveries shall not occur more frequently than once every thirty (30) days, unless otherwise approved by the Contract Officer in writing. Notwithstanding the foregoing and the table below, any shipments and dose quantities must be approved and authorized by the Contracting Officer in writing prior to delivery to the SNS.

CLIN	Quantity of Doses	Delivery Date
0009
	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]
CLIN	Number of Doses	Delivery Date
0010
	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]
CLIN	Number of Doses	Delivery Date
0011
	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]
	[ * * * ]	[ * * * ]

F.12. Notice of Difficulties. Separately and in addition to any other requirement for notice or report, if Contractor becomes aware of difficulty in performing the work under this contract, Contractor shall timely notify USG, in writing, giving pertinent details. This notification will not change the delivery schedule set forth above.
F.13. Time of the Essence. Contractor’s timely performance is a critical element of this Contract. Time is of the essence in the performance of all obligations under this Contract.
G.10. Contract Communications and Correspondence.
             (a) Contractor shall identify all correspondence, reports, and other data pertinent to this contract by imprinting thereon the contract number from Page 1 of this contract.
             (b) Any notice required or otherwise given pursuant to this Contract shall be in writing.
             (c) Any notice to the USG shall be addressed to the Contracting Officer; any notice to the Contractor shall be to the addressee indicated on the execution page of this Contract.

[ * * * ]	INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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H.26. Miscellaneous.
     (a) Any and all provisions, promises and warranties contained herein which by their terms, nature or effect are required or intended to be observed, kept or performed after termination or expiration of this contract will survive the termination or expiration of this Agreement, as the case may be, and remain binding upon and for the benefit of the Parties hereto.
     (b) This contract contains the complete, entire, exclusive, and final understanding of the Parties with respect to the subject matter hereof and supersedes all prior negotiations, representations or contracts, either written or oral, regarding this subject matter. No promise, warranty or agreement has been made by either Party that is not set forth herein. No subsequent modification to this contract shall be binding unless in writing and signed by the Parties hereto.
     (c) This contract may be executed and delivered by any means and in any number of counterparts, each of which shall be an original as against either Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.
     (d) Each clause, paragraph and subparagraph of this contract is severable. If any provision of this contract is determined to be illegal or unenforceable, then this contract will remain in effect and such provision will be enforced to the maximum extent possible with all other provisions remaining fully effective and enforceable, unless such reduced enforceability or omission of such provision would frustrate the intent of the Parties, in which case this contract will immediately terminate.
     (e) Any failure, forbearance or delay in insisting upon or enforcing any provisions of this contract or applicable law, or in exercising a party’s rights, remedies, powers, or privileges under this contract, shall neither excuse the other party from performance of any obligations under this contract or law, nor be construed as a waiver or relinquishment of any of the requirements of such provisions, rights or remedies of the enforcing party under the contract or law; rather the same shall remain in full force and effect and neither party shall thereafter be precluded from or impaired in any further enforcement of any provision under this contract or law. Each party’s rights and remedies under this contract shall not be exclusive, but rather shall be in addition to any other rights and remedies provided by law, this contract, or in equity.
     (f) The captions to the several Articles, Paragraphs, and sub-Sections of this contract are not a part of this contract, but are merely for convenience to assist in locating and reading the several Articles, Paragraphs, and sub-Sections of this contract.
H.27. Government Approvals. Contractor agrees that any and all USG reviews or approvals of Contractor’s technical specifications, quality specifications, methodologies, drawings, plans, procedures, validations, protocols, regulatory agency submissions, and reports shall not relieve Contractor from Contractor’s obligations to comply with and perform all of the requirements of this contract.
H.28. Cooperation with Government Contractors.
     (a) As directed by the USG, Contractor shall cooperate under this Contract in a complementary, responsive and timely manner with other persons or entities that may be retained by the USG; provided that Contractor will not be required to cooperate or share information pursuant to this paragraph with other contractors that manufacture an anthrax antitoxin and the USG has taken all reasonable steps to protect the Contractor’s confidential information under applicable law and regulation.
     (b) Other entities are not authorized to direct Contractor in any manner.
     (c) The USG’s contracts with other entities will contain a confidentiality/non-disclosure clause that requires said contractors to protect shared information and prohibits such contractors from using the information for any purpose other than that for which the information was furnished.

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     (d) Neither the Contractor nor its subcontractors shall be required in the satisfaction of the requirements of this paragraph to perform any effort or supply any documentation not otherwise required by this contract or subcontract.
     (e) The Contractor agrees to include this clause in its contract with the Fill/Finish Subcontractor; provided that Contractor is not required to include such clause if the Fill/Finish Subcontractor refuses to do so. This agreement neither relieves the Contractor of responsibility to manage subcontracts effectively and efficiently, nor is it intended to establish privity of contracts between the USG or other entities and such subcontractors.
H.29. Release of Contractor Confidential Information.
     (a) The Department of Health and Human Services (“HHS”) may find it necessary to release information submitted by the Contractor pursuant to the provisions of this contract, to individuals not employed by HHS with whom HHS has entered into confidentiality/non-disclosure agreements. Information that is ordinarily entitled to confidential treatment under applicable law may be included in the information released to these individuals. Accordingly, by signature on this contract or other contracts, Contractor hereby consents to a limited release of its confidential information (“CI”) provided that such information is not released to other companies that manufacture an anthrax antitoxin.
     (b) Possible circumstances where HHS may release the Contractor’s CI to entities that are under confidentiality/non-disclosure agreements with HHS include, but are not limited to, the following:
          (1) To HHS support service contractors tasked with assisting HHS in the administration, evaluation, audit, or handling and processing information and documents in the award, administration, or termination of HHS contracts.
          (2) To entities such as the Government Accountability Office, boards of contract appeals, and courts of competent jurisdiction in the resolution of solicitation or contract protests and disputes.
          (3) To HHS contractor employees engaged in information systems analysis, development, operation, and maintenance, including performing data processing and management functions for HHS.
          (4) Pursuant to a court order or court-supervised agreement.
     (c) HHS recognizes an obligation to protect the Contractor from competitive harm that may result from the release of CI to a competitor. Except where otherwise provided by law, HHS will only permit the release of CI pursuant to a confidentiality/non-disclosure agreement.
     (d) This clause does not authorize HHS to release the Contractor’s CI to the public pursuant to a request filed under the Freedom of Information Act.
     (e) The Contractor agrees to include this clause, including this paragraph (e), in all subcontracts at any tier awarded pursuant to this contract that require the furnishing of confidential business information by the subcontractor.
H.30. Conflict of Interest. The Contractor represents and warrants that, to the best of the Contractor’s knowledge and belief, there are no relevant facts or circumstances which could give rise to an organizational conflict of interest, as defined in FAR Subpart 9.5, or that the Contractor has disclosed all such relevant information. Prior to commencement of any work, the Contractor agrees to notify the Contracting Officer promptly that, to the best of its knowledge and belief, no actual or potential conflict of interest exists or to identity to the Contracting Officer any actual or potential conflict of interest the firm may have. In emergency situations, however, work may begin but notification shall be made within five (5) working days. The Contractor agrees that if an actual or potential organizational conflict of interest is identified during performance, the Contractor shall promptly make a full disclosure in writing to the Contracting Officer. This disclosure shall include a description of actions, which the Contractor has taken or proposes to take, after consultation with the Contracting Officer, to avoid, mitigate, or neutralize the actual or potential conflict of interest. The Contractor shall continue performance until notified by the Contracting Officer of any contrary action to be taken. Remedies include termination of this contract for convenience, in whole or in part, if the Contracting Officer deems such termination necessary to avoid an organizational conflict of interest. If the Contractor was aware of a potential organizational conflict of interest prior to award or

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discovered an actual or potential conflict after award and did not disclose it or misrepresented relevant information to the Contracting Officer, the Government may terminate the contract for default, debar the Contractor from Government contracting, or pursue such other remedies as may be permitted by law or this contract.
H.31. Confidentiality of Information.
     (a) The USG has determined that this contract involves access to, and creation, distribution, and use of, sensitive information, confidential information, and other non-public information (“Protected Data/Materials”). Non-public information is information, data, paperwork, records, electronic media, material or similar items that is known, or reasonably should be known, not to have been made available to the general public. USG agrees to mark all Protected Data/Materials that are provided to Contractor. Contractor shall mark all Protected Data/Materials created by Contractor. Examples of Protected Data/Materials include, but are not limited to, information/data/materials/et cetera that is:
          (1) routinely exempt from disclosure under 5 U.S.C. 552 or otherwise protected from disclosure by statute, Executive order or regulation;
          (2) designated as non-public by any government agency;
          (3) has not actually been disseminated to the general public and is not authorized to be made available to the public on request; or
          (4) not independently developed by Contractor without benefit of Protected Data/Materials.
     (b) Contractor shall maintain confidentiality of Protected Data/Materials, and shall not release, publicize, or make known such Protected Data/Materials in any manner. Further, Contractor agrees to use such Protected Data/Materials only under the following conditions:
          (1) Contractor shall
               (i) use Protected Data/Materials only for the purposes of carrying out the work required by the contract;
               (ii) not disclose Protected Data/Materials to anyone other than the Contracting Officer, his duly appointed project officer(s), or as otherwise authorized under this contract; and
               (iii) return Protected Data/Materials whenever the information/data/material is no longer required by the Contractor for performance or upon completion of the contract, whichever is sooner; provided, however, Contractor may retain one copy in its legal files for verification, compliance and dispute resolution purposes.
          (2) Contractor shall obtain written confidentiality/non-disclosure agreements to honor the limitations of this clause from each of the Contractor’s employees who will have access to Protected Data/Materials before the employee is allowed access.
          (3) Contractor agrees that these contract conditions concerning the use and disclosure of such Protected Data/Materials are included for the benefit of, and shall be enforceable by, the Government and any affected person, business, or organization having a proprietary interest in the information/data/material.
          (4) Contractor shall not use any Protected Data/Materials to compete with any person, business, or organization having a proprietary interest in the Protected Data/Materials.
          (5) The Contractor agrees to obtain the written consent of the Contracting Officer prior to entering into any subcontract that will involve the disclosure of Protected Data/Materials by the Contractor to the subcontractor.

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          (6) If Contractor, through an employee or otherwise, is subpoenaed to testify or produce documents, or to disseminate any Protected Data/Materials to comply with any law, rule, regulation, court ruling or similar order, which could result in disclosure of such Protected Data/Materials, then the Contractor must provide immediate advance notification to the contracting officer so that the Government may authorize such disclosure, or have the opportunity to take action to prevent such disclosure.
     (c) Contractor shall submit any request for waiver of this provision to the Contracting Officer. Disclosure of any Protected Data/Materials, in whole or in part, by Contractor shall only be made after receipt of signed, written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of Protected Data/Materials under the contract, Contractor shall obtain a written determination from the Contracting Officer.
     (d) The Contractor agrees that this provision is a substantive and material part of this contract and that any disclosure of Protected Data/Materials other than as provided under this contract is in violation of this contract and maybe a violation of applicable law. Remedies for noncompliance herewith include default, or other contractual actions, as well as civil or criminal remedies authorized by law.
     (e) The requirements of this clause shall survive the termination or expiration of this contract and shall continue in perpetuity.
     (f) The Contractor agrees to include a clause substantially the same as this clause in its contract with the Fill/Finish Subcontractor; provided that Contractor is not required to include such clause if the Fill/Finish Subcontractor refuses to do so.
[End of Paragraph 2]
     The Representations, Certifications and Other Statements of Contractor submitted prior to the execution of this Modification are hereby incorporated herein by reference with the same force and effect as if they were given in full text. Contractor acknowledges that the USG will rely upon Contractor certifications and representations contained in this clause and in any written offer, proposal or quote, representation, or company profile that was made or provided to the USG by Contractor and which served as the basis of the award of this Modification to Contractor. Contractor acknowledges and agrees that any representation, certification, and other statement contained in this clause is now a substantive part of this Contract and each is a condition of this Contract.
     This Modification, together with the Contract, contains the complete, entire, exclusive, and final understanding of the Parties with respect to the subject matter hereof and supersedes all prior negotiations, representations or contracts, either written or oral, regarding this subject matter. No promise, warranty or agreement has been made by either Party that is not set forth herein. No subsequent modification to this contract shall be binding unless in writing and signed by the Parties hereto.
     The Parties agree and acknowledge that the form of expression of each condition of this Modification was the subject of negotiation and bargaining between the Parties.
     This Modification may be executed and delivered by any means and in any number of counterparts, each of which shall be an original as against either Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.
[END OF MODIFICATION 0007]

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